Exhibit 99.1

Press Release — For Immediate Release
January 30, 2018

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2017 Earnings

Williamsport, PA — January 30, 2018 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by loan and deposit growth, achieved net income of $9.8 million, for the twelve months ended December 31, 2017 resulting in basic and dilutive earnings per share of $2.08.

Highlights

•
On December 22, 2017, H.R.1, known as the “Tax Cuts and Jobs Act,” was signed into law.  H.R.1, among other things, reduces the corporate income tax rate to 21%, effective January 1, 2018. As a result of passage of the new tax law, the revaluation of our net deferred tax assets (DTA) resulted in a write-down of $2.7 million. This is a one-time non-cash charge to the income tax provision that negatively impacted earnings per share by $0.58 per diluted share based on the weighted average share outstanding for the twelve months ended December 31, 2017.

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding certain non-recurring items, which for the period ended December 31, 2017 include net securities gains and the impact of the deferred tax asset revaluation, was $3.4 million for the three months ended December 31, 2017 compared to $2.7 million for the same period of 2016. Operating earnings increased to $12.1 million for the twelve months ended December 31, 2017 compared to $11.4 million for the same period of 2016. Impacting the level of operating earnings were several factors including the continued shift of earning assets from the investment portfolio to the loan portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has increased due to the conclusion of the ten year tax credit generation period of several low income elderly housing projects in our market footprint in which the company participates.

•
Operating earnings per share for the three months ended December 31, 2017 was $0.72 for basic and $0.71 dilutive, an increase from $0.56 for basic and dilutive for the same period of 2016. Operating earnings per share for the twelve months ended December 31, 2017 was $2.57 basic and dilutive compared to $2.40 basic and dilutive for the same period of 2016.

•
Return on average assets was 0.20% for the three months ended December 31, 2017 compared to 0.87% for the corresponding period of 2016. Return on average assets was 0.69% for the twelve months ended December 31, 2017 compared to 0.93% for the corresponding period of 2016.

•
Return on average equity was 2.00% for the three months ended December 31, 2017 compared to 8.43% for the corresponding period of 2016. Return on average equity was 6.91% for the twelve months ended December 31, 2017 compared to 8.96% for the corresponding period of 2016.

“The three and twelve month periods were negatively impacted by the Tax Cuts and Jobs Act as the passage of the act which reduces corporate tax rates beginning in 2018 required a write-down of the future benefit of our net deferred tax assets of $2.7 million or $0.58 per share. At our current level of operating earnings, we estimate to recoup the impact of the write-down in fifteen to eighteen months due to the incremental benefit of lower tax rates,” said Richard A. Grafmyre, CFP®, CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and twelve months ended December 31, 2017 was $716,000 and $9.8 million compared to $2.9 million and $12.5 million for the same period of 2016. Results for the three and twelve months ended December 31, 2017 compared to 2016 were impacted by a decrease in after-tax securities gains of $220,000 (from a gain of $291,000 to a gain of $71,000) for the three month periods and a decrease in after-tax securities gains of $711,000 (from a gain of $1.1 million to a gain of $391,000) for the twelve month periods. The impact for the three and twelve month periods ended December 31, 2017 of the Tax Cuts and Jobs Act was a write-down in the valuation of the net deferred tax assets of $2.7 million. Earnings per share for the three months ended December 31, 2017 was $0.16 basic and $0.15 diluted, a change from the 2016 basic and diluted earnings per share of $0.62. Basic and diluted earnings per share for the twelve months ended December 31, 2017 was $2.08 compared to $2.64 for the corresponding period of 2016.  Return on average assets and return on average equity were 0.20% and 2.00% for the three months ended December 31, 2017 compared to 0.87% and 8.43% for the corresponding period of 2016. Return on average assets and return on average equity were 0.69% and 6.91% for the twelve months ended December 31, 2017 compared to 0.93% and 8.96% for the corresponding period of 2016.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2017 was 3.48% and 3.47% compared to 3.38% and 3.44% for the corresponding period of 2016.  The increase in the net interest margin for the twelve month period was limited by a decreasing yield on the investment portfolio as higher yielding bonds continue to be redeemed at their call date and our strategic decision to continue repositioning the portfolio through active management. The impact of the declining investment portfolio yield and decreasing investment portfolio balance was offset by a 13.85% growth in gross loans from December 31, 2016 to December 31, 2017. The loan growth was primarily funded by an increase in short term borrowings and growth in core deposits of $40.0 million. Core deposits represent a lower cost funding source than time deposits and comprise 79.98% of total deposits at December 31, 2017 and 80.06% at December 31, 2016.

Assets

Total assets increased $125.9 million to $1.5 billion at December 31, 2017 compared to December 31, 2016.  Net loans increased $151.5 million to $1.2 billion at December 31, 2017 compared to December 31, 2016 primarily due to campaigns related to increasing home equity product market share during 2017 and indirect auto lending.  The investment portfolio decreased $8.9 million from December 31, 2016 to December 31, 2017 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in shortening the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.58% at December 31, 2017 from 1.06% December 31, 2016 as non-performing loans have decreased to $7.3 million at December 31, 2017 from $11.6 million at December 31, 2016. The level of non-performing loans decreased as a large non-performing loan was paid-off during the quarter ended September 30, 2017. The majority of non-performing loans are centered on loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $768,000 for the twelve months ended December 31, 2017 minimally impacted the allowance for loan losses which was 1.03% of total loans at December 31, 2017. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $51.1 million to $1.1 billion at December 31, 2017 compared to December 31, 2016. Core deposits (total deposits excluding time deposits) increased $40.0 million due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits remained stable at $303.3 million at December 31, 2017 compared to December 31, 2016.  While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity decreased $55,000 to $138.2 million at December 31, 2017 compared to December 31, 2016.  Accumulated other comprehensive loss remained constant at $4.9 million at December 31, 2016 and December 31, 2017. The component of other accumulated comprehensive loss associated with unrealized losses on available for sale securities decreased from an unrealized loss of $639,000 at December 31, 2016 to an unrealized loss of $54,000 at December 31, 2017.  The amount of accumulated other comprehensive loss at December 31, 2017 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $179,000. In addition, the Tax Cuts and Jobs Act resulted in an additional loss of $810,000 related to the defined benefit pension plan component of accumulated other comprehensive loss. The current level of shareholders’ equity equates to a book value per share of $29.47 at December 31, 2017 compared to $29.20 at December 31, 2016 and an equity to asset ratio of 9.37% at December 31, 2017 compared to 10.25% at December 31, 2016.  Excluding goodwill and intangibles, book value per share was $25.51 at December 31, 2017 compared to $25.21 at December 31, 2016.  Dividends declared for the twelve months ended December 31, 2017 and 2016 were $1.88 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. These certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The Company’s revaluation of its net deferred tax assets is management's reasonable estimate based on current guidance from authoritative sources. The final impact of the tax reform may differ from these estimates, due to, among other things, changes in interpretations and assumptions made by management and is subject to further clarifications and guidance. The reduction of the Company’s net deferred tax assets may vary materially from the amount reported. The Company does not anticipate future cash expenditures as a result of the reduction to the net deferred tax assets.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2017	2016	% Change
ASSETS:
Noninterest-bearing balances	$25,692	$26,766	(4.01)%
Interest-bearing balances in other financial institutions	1,551	16,905	(90.83)%
Total cash and cash equivalents	27,243	43,671	(37.62)%

Investment securities, available for sale, at fair value	124,475	133,492	(6.75)%
Investment securities, trading	190	58	227.59%
Loans held for sale	1,196	1,953	(38.76)%
Loans	1,245,126	1,093,681	13.85%
Allowance for loan losses	(12,858)	(12,896)	(0.29)%
Loans, net	1,232,268	1,080,785	14.02%
Premises and equipment, net	27,386	24,275	12.82%
Accrued interest receivable	4,321	3,672	17.67%
Bank-owned life insurance	27,982	27,332	2.38%
Goodwill	17,104	17,104	—%
Intangibles	1,462	1,799	(18.73)%
Deferred tax asset	4,388	8,397	(47.74)%
Other assets	6,477	6,052	7.02%
TOTAL ASSETS	$1,474,492	$1,348,590	9.34%

LIABILITIES:
Interest-bearing deposits	$843,004	$791,937	6.45%
Noninterest-bearing deposits	303,316	303,277	0.01%
Total deposits	1,146,320	1,095,214	4.67%

Short-term borrowings	100,748	13,241	660.88%
Long-term borrowings	70,970	85,998	(17.47)%
Accrued interest payable	502	455	10.33%
Other liabilities	17,758	15,433	15.07%
TOTAL LIABILITIES	1,336,298	1,210,341	10.41%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,009,339 and 5,007,109 shares issued	41,744	41,726	0.04%
Additional paid-in capital	50,173	50,075	0.20%
Retained earnings	63,364	61,610	2.85%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(54)	(639)	(91.55)%
Defined benefit plan	(4,920)	(4,289)	(14.71)%
Treasury stock at cost, 320,150 and 272,452 shares	(12,115)	(10,234)	18.38%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	138,192	138,249	(0.04)%
Non controlling interest	2	—	100.00%
TOTAL SHAREHOLDERS' EQUITY	138,194	138,249	(0.04)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,474,492	$1,348,590	9.34%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2017	2016	% Change	2017	2016	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$12,191	$10,694	14.00%	$45,833	$42,056	8.98%
Investment securities:
Taxable	517	600	(13.83)%	2,182	2,424	(9.98)%
Tax-exempt	278	296	(6.08)%	1,218	1,498	(18.69)%
Dividend and other interest income	152	168	(9.52)%	744	835	(10.90)%
TOTAL INTEREST AND DIVIDEND INCOME	13,138	11,758	11.74%	49,977	46,813	6.76%

INTEREST EXPENSE:
Deposits	1,115	923	20.80%	4,083	3,547	15.11%
Short-term borrowings	195	5	3,800.00%	234	46	408.70%
Long-term borrowings	360	493	(26.98)%	1,580	1,974	(19.96)%
TOTAL INTEREST EXPENSE	1,670	1,421	17.52%	5,897	5,567	5.93%

NET INTEREST INCOME	11,468	10,337	10.94%	44,080	41,246	6.87%

PROVISION FOR LOAN LOSSES	125	330	(62.12)%	730	1,196	(38.96)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,343	10,007	13.35%	43,350	40,050	8.24%

NON-INTEREST INCOME:
Service charges	585	571	2.45%	2,222	2,249	(1.20)%
Securities gains, available for sale	113	437	(74.14)%	600	1,611	(62.76)%
Securities (losses) gains, trading	(6)	4	(250.00)%	(8)	58	(113.79)%
Bank-owned life insurance	167	167	—%	666	684	(2.63)%
Gain on sale of loans	358	411	(12.90)%	1,674	2,102	(20.36)%
Insurance commissions	97	191	(49.21)%	496	795	(37.61)%
Brokerage commissions	334	281	18.86%	1,378	1,098	25.50%
Debit card income	510	483	5.59%	1,960	1,896	3.38%
Other	431	311	38.59%	1,756	1,620	8.40%
TOTAL NON-INTEREST INCOME	2,589	2,856	(9.35)%	10,744	12,113	(11.30)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,883	4,380	11.48%	18,999	17,813	6.66%
Occupancy	592	593	(0.17)%	2,447	2,223	10.08%
Furniture and equipment	786	751	4.66%	2,915	2,793	4.37%
Software Amortization	224	306	(26.80)%	974	1,256	(22.45)%
Pennsylvania shares tax	229	175	30.86%	925	873	5.96%
Professional Fees	537	584	(8.05)%	2,353	2,096	12.26%
Federal Deposit Insurance Corporation deposit insurance	155	97	59.79%	669	767	(12.78)%
Debit Card Expense	124	148	(16.22)%	602	604	(0.33)%
Marketing	268	172	55.81%	958	740	29.46%
Intangible amortization	81	89	(8.99)%	337	366	(7.92)%
Other	1,369	1,330	2.93%	5,683	5,560	2.21%
TOTAL NON-INTEREST EXPENSE	9,248	8,625	7.22%	36,862	35,091	5.05%
INCOME BEFORE INCOME TAX PROVISION	4,684	4,238	10.52%	17,232	17,072	0.94%
INCOME TAX PROVISION	3,968	1,290	207.60%	7,459	4,597	62.26%
NET INCOME	$716	$2,948	(75.71)%	$9,773	$12,475	(21.66)%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$716	$2,948	(75.71)%	$9,773	$12,475	(21.66)%

EARNINGS PER SHARE - BASIC	$0.16	$0.62	(74.19)%	$2.08	$2.64	(21.21)%
EARNINGS PER SHARE - DILUTED	$0.15	$0.62	(75.81)%	$2.08	$2.64	(21.21)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,688,744	4,734,304	(0.96)%	4,705,602	4,735,457	(0.63)%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,782,244	4,734,304	1.01%	4,705,602	4,735,457	(0.63)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.88	$1.88	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	December 31, 2017			December 31, 2016
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$62,012	$609	3.90%	$43,039	$420	3.88%
All other loans	1,151,374	11,789	4.06%	1,038,973	10,417	3.99%
Total loans	1,213,386	12,398	4.05%	1,082,012	10,837	3.98%

Taxable securities	80,109	650	3.25%	92,611	728	3.14%
Tax-exempt securities	47,788	421	3.52%	45,735	449	3.93%
Total securities	127,897	1,071	3.35%	138,346	1,177	3.40%

Interest-bearing deposits	6,318	19	1.19%	31,176	40	0.51%

Total interest-earning assets	1,347,601	13,488	3.97%	1,251,534	12,054	3.83%

Other assets	101,907			99,837

TOTAL ASSETS	$1,449,508			$1,351,371

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$159,204	17	0.04%	$152,109	15	0.04%
Super Now deposits	206,005	151	0.29%	177,918	101	0.23%
Money market deposits	263,003	236	0.36%	247,876	178	0.29%
Time deposits	220,331	711	1.28%	220,967	629	1.13%
Total interest-bearing deposits	848,543	1,115	0.52%	798,870	923	0.46%

Short-term borrowings	62,394	195	1.23%	13,291	5	0.15%
Long-term borrowings	75,373	360	1.87%	89,151	493	2.17%
Total borrowings	137,767	555	1.58%	102,442	498	1.91%

Total interest-bearing liabilities	986,310	1,670	0.67%	901,312	1,421	0.62%

Demand deposits	305,867			292,955
Other liabilities	14,258			17,232
Shareholders’ equity	143,073			139,872

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,449,508			$1,351,371
Interest rate spread			3.30%			3.21%
Net interest income/margin		$11,818	3.48%		$10,633	3.38%

	Three Months Ended December 31,
	2017	2016
Total interest income	$13,138	$11,758
Total interest expense	1,670	1,421
Net interest income	11,468	10,337
Tax equivalent adjustment	350	296
Net interest income (fully taxable equivalent)	$11,818	$10,633

	Twelve Months Ended
	December 31, 2017			December 31, 2016
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$49,982	$1,924	3.85%	$47,782	$1,852	3.87%
All other loans	1,099,465	44,563	4.05%	1,009,384	40,834	4.05%
Total loans	1,149,447	46,487	4.04%	1,057,166	42,686	4.04%

Taxable securities	84,079	2,689	3.20%	94,887	3,072	3.24%
Tax-exempt securities	50,169	1,845	3.68%	53,638	2,270	4.23%
Total securities	134,248	4,534	3.38%	148,525	5,342	3.60%

Interest-bearing deposits	22,461	237	1.06%	36,592	187	0.51%

Total interest-earning assets	1,306,156	51,258	3.92%	1,242,283	48,215	3.88%

Other assets	100,481			99,500

TOTAL ASSETS	$1,406,637			$1,341,783

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$157,851	62	0.04%	$151,397	58	0.04%
Super Now deposits	200,436	528	0.26%	187,106	458	0.24%
Money market deposits	274,546	949	0.35%	238,175	648	0.27%
Time deposits	210,608	2,544	1.21%	221,498	2,383	1.08%
Total interest-bearing deposits	843,441	4,083	0.48%	798,176	3,547	0.44%

Short-term borrowings	25,984	234	0.89%	18,518	46	0.25%
Long-term borrowings	78,745	1,580	1.98%	90,554	1,974	2.14%
Total borrowings	104,729	1,814	1.71%	109,072	2,020	1.82%

Total interest-bearing liabilities	948,170	5,897	0.62%	907,248	5,567	0.61%

Demand deposits	302,651			279,130
Other liabilities	14,398			16,152
Shareholders’ equity	141,418			139,253

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,406,637			$1,341,783
Interest rate spread			3.30%			3.27%
Net interest income/margin		$45,361	3.47%		$42,648	3.44%

	Twelve Months Ended December 31,
	2017	2016
Total interest income	$49,977	$46,813
Total interest expense	5,897	5,567
Net interest income	44,080	41,246
Tax equivalent adjustment	1,281	1,402
Net interest income (fully taxable equivalent)	$45,361	$42,648

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Operating Data
Net income	$716	$3,284	$3,086	$2,686	$2,948
Net interest income	11,468	11,452	10,824	10,336	10,337
Provision for loan losses	125	60	215	330	330
Net security gains (losses)	107	298	(12)	199	441
Non-interest income, excluding net security gains	2,482	2,442	2,775	2,452	2,415
Non-interest expense	9,248	9,566	9,063	8,985	8,625

Performance Statistics
Net interest margin	3.48%	3.57%	3.44%	3.40%	3.38%
Annualized return on average assets	0.20%	0.93%	0.88%	0.79%	0.87%
Annualized return on average equity	2.00%	9.43%	8.79%	7.69%	8.43%
Annualized net loan charge-offs to average loans	0.07%	0.08%	—%	0.12%	0.06%
Net charge-offs	200	236	11	321	152
Efficiency ratio	65.7%	68.3%	65.9%	69.6%	66.9%

Per Share Data
Basic earnings per share	$0.16	$0.70	$0.65	$0.57	$0.62
Diluted earnings per share	0.15	0.70	0.65	0.56	0.62
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.47	29.79	29.53	29.38	29.20
Common stock price:
High	49.79	46.47	43.60	49.45	52.03
Low	45.65	41.08	38.17	43.28	41.00
Close	46.58	46.47	41.18	43.45	50.50
Weighted average common shares:
Basic	4,689	4,688	4,711	4,735	4,734
Fully Diluted	4,782	4,688	4,711	4,761	4,734
End-of-period common shares:
Issued	5,009	5,009	5,008	5,008	5,007
Treasury	320	320	320	272	272

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Financial Condition Data:
General
Total assets	$1,474,492	$1,430,197	$1,395,364	$1,400,708	$1,348,590
Loans, net	1,232,268	1,176,781	1,125,976	1,098,195	1,080,785
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,462	1,543	1,623	1,709	1,799
Total deposits	1,146,320	1,153,996	1,151,110	1,160,664	1,095,214
Noninterest-bearing	303,316	310,830	300,054	312,392	303,277
Savings	160,698	156,437	158,101	159,652	153,788
NOW	215,021	203,744	199,917	205,011	174,653
Money Market	237,818	274,528	287,140	278,443	245,121
Time Deposits	229,467	208,457	205,898	205,166	218,375
Total interest-bearing deposits	843,004	843,166	851,056	848,272	791,937

Core deposits*	916,853	945,539	945,212	955,498	876,839
Shareholders’ equity	138,192	139,669	138,440	139,113	138,249

Asset Quality
Non-performing loans	$7,268	$8,317	$12,498	$10,871	$11,626
Non-performing loans to total assets	0.49%	0.58%	0.90%	0.78%	0.86%
Allowance for loan losses	12,858	12,933	13,109	12,905	12,896
Allowance for loan losses to total loans	1.03%	1.09%	1.15%	1.16%	1.18%
Allowance for loan losses to non-performing loans	176.91%	157.05%	104.56%	118.72%	110.92%
Non-performing loans to total loans	0.58%	0.69%	1.10%	0.98%	1.06%

Capitalization
Shareholders’ equity to total assets	9.37%	9.77%	9.92%	9.93%	10.25%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2017	2016	2017	2016
GAAP net income	$716	$2,948	$9,773	$12,475
Less: net securities gains, net of tax	71	291	391	1,102
Add: Effect of deferred tax asset revaluation	2,734	—	2,734	—
Non-GAAP operating earnings	$3,379	$2,657	$12,116	$11,373

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Return on average assets (ROA)	0.20%	0.87%	0.69%	0.93%
Less: net securities gains, net of tax	0.02%	0.08%	0.02%	0.08%
Add: Effect of deferred tax asset revaluation	0.75%	—%	0.19%	—%
Non-GAAP operating ROA	0.93%	0.79%	0.86%	0.85%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Return on average equity (ROE)	2.00%	8.43%	6.91%	8.96%
Less: net securities gains, net of tax	0.20%	0.83%	0.27%	0.79%
Add: Effect of deferred tax asset revaluation	7.65%	—%	1.93%	—%
Non-GAAP operating ROE	9.45%	7.60%	8.57%	8.17%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Basic earnings per share (EPS)	$0.16	$0.62	$2.08	$2.64
Less: net securities gains, net of tax	0.02	0.06	0.09	0.24
Add: Effect of deferred tax asset revaluation	0.58	—	0.58	—
Non-GAAP basic operating EPS	$0.72	$0.56	$2.57	$2.40

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Dilutive EPS	$0.15	$0.62	$2.08	$2.64
Less: net securities gains, net of tax	0.02	0.06	0.09	0.24
Add: Effect of deferred tax asset revaluation	0.58	—	0.58	—
Non-GAAP dilutive operating EPS	$0.71	$0.56	$2.57	$2.40